EXHIBIT 10.55

                          REGISTRATION RIGHTS AGREEMENT


          This Agreement, made as of the 1st day of July, 2002 by and among CareCentric, Inc., a Delaware corporation, herein sometimes referred to as "Company", and Mestek, Inc., a Pennsylvania corporation, herein sometimes referred to as the "Investor".

         WHEREAS, the Company has requested that the Investor restructure and refinance certain debt, equity and derivative investments the Investor has made in the Company, whereby the Investor is, inter alia, refinancing and advancing to the Company $4,000,000 evidenced by a secured, convertible term note of even date herewith (the "Credit Facility"): and

         WHEREAS, as additional consideration for the Credit Facility and the investment restructuring, the Company has agreed to provide for a convertibility feature to the Investor's existing 5,600,000 shares of Series B Preferred Stock, such that the stock is convertible at an exchange rate of 1.07 shares of Company Common Stock for each share of Series B Preferred Stock; and

         WHEREAS, the parties have agreed that in conjunction with the issuance of conversion rights for the Series B Preferred Stock, the Investor shall be entitled to certain registration rights;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Agreement, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.   Registration Rights. The Company covenants and agrees as follows:

1.1  Definitions. For purposes of this Section 1:

     (a)  The term "Closing Date" means the date of this Agreement.

     (b) The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     (c) The term "Form S-4" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC for corporate combinations and exchange offers which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any permitted transferee or assignee thereof.
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     (e)  The term  "Person"  means an  individual,  a  corporation,  a  limited liability company, a partnership, an association, a trust or any other entity organization, including a governmental entity.

     (f) The terms "register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

     (g) The term "Registrable Shares" means (i) the Company's Common Stock issuable or issued upon conversion of the Series B Preferred Stock purchased pursuant to this Agreement, and (ii) any Common Stock or other securities issued or issuable in respect of shares referenced in
          (i) above, upon any stock split, stock dividend, recapitalization, or similar event; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which such Person's rights under this Section 1 are not assigned.

     (h)  The term "SEC" means the Securities and Exchange Commission.

     (i) The term "Subsidiary" means, with respect to any Person, any corporation, limited liability company, or partnership of which such Person owns, either directly or through its subsidiaries or affiliates, more than fifty percent (50%) of (i) the total combined voting power of all classes of voting securities in the case of a corporation or (ii) the capital or profit interests therein in the case of a partnership.

1.2 Request for Registration. Upon request of the Investor, the Company will use its best efforts to file within 45 days of a request from Investor a registration statement with the SEC (utilizing Form S-3 or a successor form thereto and Rule 415 to the extent available) to register Registrable Shares as requested by the Investor. The Company shall not be required to file more than three such registration statements (excluding any registration statement which is delayed pursuant to Section 1.4(e) below and through which the Investor is unable to register eighty percent (80%) or more of the amount of Registrable Shares that Investor originally requested to register in such registration statement), and no such filing shall be made prior to the date which is six months after the Closing Date.

1.3 Company Registration. If the Company at any time proposes to register an offering of its securities under the Securities Act, either for its own account or for the account of or at the request of one or more Persons holding securities of the Company, the Company will:

     (a) give written notice thereof to the Investor (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws) within 10 days of its receipt of a request from one or more Persons holding securities of the Company to register


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          securities,   or  from  its  decision  to  effect  a  registration  of
          securities for its own account, whichever first occurs; and

     (b) use its best efforts to include in such registration and in any underwriting involved therein, all the Registrable Shares specified in a written request by the Investor made within 30 days after receipt of such written notice from the Company, except as set forth in Section 1.4(e) below and subject to the currently existing piggyback rights referenced in Section 1.10.

1.4 Obligations of the Company. If and whenever pursuant to the provisions of this Section 1 the Company effects registration of Registrable Shares under the Securities Act and state securities laws, the Company shall:

     (a) Prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for a period not to exceed two years after the filing (but which period shall be extended by the duration of any delay periods under clause (e) below);

     (b) Use its best efforts to register or qualify the securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Investor shall reasonably request, and do any and all other acts and things which may be necessary or advisable (in the reasonable opinion of Investor) to enable Investor to consummate the disposition thereof; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by such registration statement in any jurisdictions where it is not now so subject;

     (c)  As  promptly  as  practicable  prepare  and  file  with  the SEC  such amendments and supplements to any registration statement and prospectus used pursuant to or in connection with this Agreement as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or for such shorter period as may be required herein; and

     (d)  Furnish  to  Investor   such  number  of   conformed   copies  of  its
          registration statement and of each such amendment and supplement thereto (in each case including all exhibits, such number of copies of the prospectus comprised in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act), and such other related documents as Investor may reasonably request in order to facilitate the disposition of the Registrable Shares to be registered.

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     (e)  Anything in this Agreement to the contrary notwithstanding:

          (i) The Company may defer the filing ("Filing") of any registration statement or suspend the use of a prospectus under a currently effective registration statement under this Agreement at its discretion for "Good Cause." "Good Cause" means either if (1) the Company is engaged in active negotiations with respect to the acquisition of a "significant subsidiary" as defined in Regulation S-X promulgated by the SEC under the Exchange Act and the Securities Act which would in the opinion of counsel for the Company be required to be disclosed in the Filing; or (2) in the opinion of counsel for the Company, the Filing would require the inclusion therein of certified financial statements other than those in respect of the Company's most recently ended full fiscal year and any preceding full fiscal year, and the Company may then, at its option, delay the imposition of its registration obligations hereof until the earlier of (A) the conclusion or termination of such negotiations, or the date of availability of such certified financial statements, whichever is applicable, or (B) 60 days from the date of the registration request.

          (ii) In the event the Company has deferred a requested Filing, pursuant to the preceding paragraph, such deferral period shall end if the Company registers shares for resale by another stockholder of the Company. In the event the Company undertakes an underwritten public offering to issue the Company securities for cash during any period in which a requested Filing has been deferred or if the registration of which the Company gives notice under Section 1.3(a) is for an underwritten public offering to issue the Company securities for cash, the Company shall include the Registrable Securities in such underwritten offering subject to (A) the right of the managing underwriters to object to including such shares, (B) Section 1.10, and
          (C) the condition that the Investor selling Registrable Shares in such underwritten offering shall cooperate in the registration process in all material respects, including execution by the Investor of the underwriting agreement agreed to by the Company and the underwriters.

          (iii) If the managing underwriter elects to limit the number or amount of securities to be included in any registration referenced in the preceding paragraph or in Section 1.3(a), all Persons holding securities of the Company (including the Investor) who hold registration rights and who have requested registration (collectively, the "Security Holders") shall, subject to Section 1.10 hereof, participate in the underwritten public offering pro rata based upon the ratio of the total number or amount of securities to be offered in the offering to the total number or amount of securities held by each Security Holder (including the number or amount of securities which each such Security Holder may then be entitled to receive upon the exercise of any option or warrant, or the exchange or conversion of any security or loan, held by such Security Holder). If any such Security Holder would thus be entitled to include more securities than such Security Holder requested to be registered, the excess shall be allocated among the other Security Holders pro rata in a manner similar to that described in the previous sentence.

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          (iv) The  Company  may amend any  registration  statement  to withdraw registration of the Investor's Registrable Shares if Investor fails or refuses to cooperate in full and in a timely manner with all reasonable requests relating to such registration and the public offering generally made by the Company, the underwriters (if any), their respective counsel and the Company's auditors.

1.5 Expenses. Without regard to whether the registration statement relating to the proposed sale of the Registrable Shares is made effective or the proposed sale of such shares is carried out, the Company shall pay the fees and expenses in connection with any such registration including, without limitation, legal, accounting and printing fees and expenses in connection with such registration statements, the registration filing and examination fees paid under the Securities Act and state securities laws and the filing fees paid to the National Association of Securities Dealers, Inc. Notwithstanding the foregoing, the Investor shall be responsible for the payment of underwriting discounts and commissions, if any, and applicable transfer taxes relating to the Registrable Shares sold by Investor and for the fees and charges of any attorneys or other advisers retained by Investor.

1.6 Indemnification. In the event any Registrable Shares are included in a registration statement under this Section 1:

     (a) To the extent permitted by law, with respect to each registration, qualification, or compliance that has been effected pursuant to this Agreement, the Company will indemnify and hold harmless Investor, his legal counsel and accountants (each a "Representative"), and any underwriter (as defined in the Securities Act) for Investor and any controlling Person of such underwriter against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such expenses, losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations
          (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, offering circular or other document or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required or allegedly required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any other federal or state securities law; and the Company will pay Investor, Investor's Representative, underwriter and any controlling Person of such underwriter or controlling Person any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the


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          extent that it arises out of or is based upon a Violation  that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Investor.

     (b) To the extent permitted by law, Investor will indemnify and hold harmless the Company, each of the Company's directors, each of the Company's officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling Person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Investor expressly for use in connection with such registration; and the Investor will pay any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this subsection, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection exceed the net proceeds after unreimbursed expenses and commissions from the offering received by Investor.

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense of such action, with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of its liability to the indemnified party under this Section 1.6 only to the extent that the indemnifying party has been injured by the delay. The omission so to deliver written notice to the indemnifying


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          party  will not  relieve it of any  liability  that it may have to any indemnified party otherwise than under this Section.

     (d) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     (e) No indemnifying party, in defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnifying party of a release from all liability in respect to such claim or litigation.

     (f) To the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering are in conflict with the foregoing provisions, the provisions in this Agreement shall control.

     (g) The obligations of the Company and the Investor under this Section 1.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1.6, and otherwise.

1.7 Information by the Investor. The Investor of Registrable Securities shall furnish to the Company such information regarding the Investor and the distribution proposed by him as the Company may reasonably request in writing and as shall reasonably be required in connection with any registration or qualification referred to in this Section 1.

1.8 SEC Rule 144 Reporting and Reports Under Securities Exchange Act. With a view to making available to the Investor the benefits of SEC Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3 or its successor, the Company agrees to:

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     (a)  make  and keep  public  information  available,  as  those  terms  are understood and defined in Rule 144, at all times from and after ninety
          (90) days following the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

     (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Investor to utilize Form S-3 or its successor for the sale of his Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

     (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act after it has become subject to such reporting requirements; and

     (d) furnish to the Investor, so long as the Investor owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of the securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 or its successor (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company (at any time after it has become subject to such reporting requirements), and (iii) such other information as may be reasonably requested in availing the Investor of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such Form S-3 or its successor.

1.9 Transfer or Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be transferred or assigned (but only with all related obligations) by the Investor to a transferee or assignee of such securities, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and of the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act; and (d) such assignment shall only be effective if it complies with all applicable federal and state securities laws. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and


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     siblings of such partners or spouses who acquire Registrable  Securities by gift, will or intestate succession) shall be aggregated together and with the partnership.

1.10 Priority and Limitation on Subsequent Registration Rights.

     (a) The parties hereto acknowledge that the rights to registration contained herein shall be subject to (i) the registration rights contained in Section 2(k) of those certain Registration Rights Agreements ("Registration Rights Agreements") dated October 6, 1996 by and among InfoMed Holdings, Inc. (as predecessor in interest to the Company) and certain shareholders of the Company named therein, the registration rights granted pursuant to that certain Second Amended and Restated Agreement and Plan of Merger and Investment Agreement dated as of October 25, 1999 among MCS, Inc., Mestek, Inc., the Company, the Investor, Stewart B. Reed and E. Herbert Burk (the "MCS Merger Agreement"), (iii) the registration rights granted to John E. Reed pursuant to a Series D Convertible Preferred Stock Purchase Agreement between John E. Reed and the Company dated June 12, 2002 (the "Series D Agreement") and (iv) the registration rights granted pursuant to that certain Agreement and Plan of Merger dated as of July 12, 1999 among CareCentric Solutions, Inc., Simione Acquisition Corporation and the Company (the "CareCentric Merger Agreement"); provided that the registration rights set forth in the Registration Rights Agreements, the MCS Merger Agreement the Series D Agreement and the CareCentric Merger Agreement shall only have priority over the registration rights granted pursuant to this Agreement to the extent required in such agreements and to the extent that any such prior rights have not been waived or amended.

     (b) Subject to Section 1.10(d), the Company will not grant any right of registration under the Securities Act relating to any of its equity securities to any person or entity other than pursuant to this Agreement unless the Investor shall be entitled to have included in such registration all Registrable Shares requested by Investor to be so included prior to the inclusion of any securities requested to be registered by the persons or entities entitled to any such other registration rights, other than securities subject to the Registration Rights Agreements, the MCS Merger Agreement, the Series D Agreement and the CareCentric Merger Agreement, which shall have priority (but only to the extent that such prior rights have not been waived or amended).

     (c) Subject to Section 1.10(d), for so long as the Investor owns securities representing 20% or more of the voting power of the Company on a fully diluted basis, and except as expressly set forth in this
          Section 1.10, no other Person shall be entitled to "piggyback" or participate in any of the demand registrations that Investor initiates pursuant to Section 1.2 without such Investor's prior written consent.

     (d) The parties agree that the rights to registration contained herein shall be pari passu with the rights to registration granted in (i) that certain Secured Convertible Credit Facility and Security

          Agreement between the Company and the Investor, dated of even date herewith, (ii) those certain Warrants, dated of even date herewith, for 400,000 shares of Company Common Stock and for 490,396 shares of Company Common Stock being exchanged by the Investor for previously issued Warrants.

1.11 Suspension of Registration Rights. The right of any Holder to request registration of shares as provided in this Section 1shall be suspended during any period of time that all of the Registrable Securities held and entitled to be held (as a result of conversion of Series B Preferred Stock held) by the Investor may immediately be sold under SEC Rule 144.

2.   Miscellaneous.

2.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

2.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware, without regard to the conflict of law principles of said State.

2.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

2.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be delivered (a) by hand, (b) by U.S. mail, certified mail, return receipt requested, or (c) by facsimile to the party to be notified, at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties. Notices shall be deemed to have been given and served (a) where delivered by hand, at time of delivery, (b) where delivered by U.S. mail, on acknowledgment of receipt as shown by the date indicated on the return receipt as having been received, and
(c) where delivered by facsimile, 24 hours after transmission confirmation by the transmitting machine unless, within those 24 hours the intended recipient has informed the sender that the transmission was received in an incomplete or garbled form, or the transmission report of the sender indicates a faulty or incomplete transmission. If such receipt is on a day that is not a working day or is later than 5 p.m. (local time) on a working day, the notice shall be deemed to have been given and served on the next working day.

2.6 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Investor upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of the Investor, nor shall it be construed to be a waiver of any such breach or default or an acquiescence thereto, or to any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Investor of any breach or default under this Agreement, or any waiver on the part of the Investor of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing.

2.7 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

2.8 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock issued or issuable upon conversion of the Series B Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding (including securities into which such Securities are convertible), each future holder of all such Securities, and the Company.

2.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

2.10 Entire Agreement. This Agreement, the documents referred to herein and the documents delivered in connection herewith constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

2.11 No Third Party Beneficiaries. Nothing in this Agreement is intended to confer upon any person other than the parties hereto any right or remedies.

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.


CARECENTRIC, INC.


By:    /s/ John R. Festa
    -------------------------------------
Name:  John R. Festa
Its:   President

2625 Cumberland Parkway, Suite 310
Atlanta, GA 30339
Fax:  770-384-1597



MESTEK, INC.


By:    /s/ R.B. Dewey
    -------------------------------------
Name:  R.B. Dewey
Its:   President & COO

260 North Elm Street
Westfield, MA 01085
Fax:  413-568-7428



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